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                                                                    Exhibit 10.3


                           ENZON PHARMACEUTICALS, INC.
               NON-QUALIFIED STOCK OPTION CERTIFICATE & AGREEMENT

                                                     Grant Date:

                                                        Certificate No.:


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

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                            SUMMARY GRANT INFORMATION
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         EMPLOYEE:
         --------------------------------------------- ---------------------------------------------------

         NUMBER OF SHARES:
         --------------------------------------------- ---------------------------------------------------

         EXERCISE PRICE:
         --------------------------------------------- ---------------------------------------------------

         PLAN:                                         2001 Incentive Stock Plan
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         TERMINATION DATE:                             _________ (subject to earlier termination,
                                                       as set forth below)
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                               VESTING INFORMATION
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                                                        Number of Shares at to which the Option Becomes
                             Date                                         Exercisable
         --------------------------------------------- ---------------------------------------------------

                       January 5, 2006
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                       January 5, 2007
         --------------------------------------------- ---------------------------------------------------

                       January 5, 2008
         --------------------------------------------- ---------------------------------------------------

                       January 5, 2009
         --------------------------------------------- ---------------------------------------------------
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         In accordance with the terms and conditions of the Plan and the
Employment Agreement between Employee and the Company of even date herewith (the
"Employment Agreement") and the mutual promises and undertakings contained in the attached pages, intending to be legally bound, the parties hereto agree to the provisions set forth in the Option Terms attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ENZON PHARMACEUTICALS, INC.                       EMPLOYEE



By:_________________________________              ______________________________
                                                            Signature

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                                  Option Terms

         1. Grant of Option. The Company hereby grants Employee the right and option (the "Option") to purchase all or any part of an aggregate of the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") set forth above, at the price per share set forth above (the "Exercise Price") on the terms and conditions set forth in this Agreement, in the Plan and in the Employment Agreement. It is understood and agreed that the Exercise Price is the per share Fair Market Value (as defined in the Plan) of such shares on the date of this Agreement. The Option is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan has been furnished to Employee. Employee hereby confirms he/she has received and thoroughly read the Plan. The Company invites and encourages Employee to contact any member of the Company's Human Resources Department with any questions he/she may have regarding the Plan or this Agreement.

         2. Expiration. The Option shall terminate at the close of business on the termination date set forth above or earlier as is prescribed herein. Employee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

         3. Vesting of Option Rights. Except as otherwise provided in Section 5 of this Agreement, the Option shall become exercisable in portions in accordance with the schedule set forth above.

         4. Exercise of Option after Termination of Employment. 5. The exercisability of this Option after termination of Employee's employment with the Company shall be as set forth in the Employment Agreement.

         5. Acceleration of Exercisability. The acceleration of the exercisability of this Option shall be as set forth in the Employment Agreement.

         6. Definitions. All capitalized terms used, but not defined herein, if any, shall have the meanings given them in the Employment Agreement.

         7. Transfer and Assignment. The Option may only be transferred or assigned in accordance with subsection 10(d) of this Agreement.

         8. Method of Exercise of Option. Subject to the foregoing and the other terms and conditions hereof, and provided that the sale of the Company's shares pursuant to such exercise will not violate any state or federal securities or other laws, the Option may be exercised in whole or in part from time to time by Employee or other proper party serving written notice of exercise on the Company at its principal office within the period during which the Option is exercisable as provided in this Agreement. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price for all shares designated in the notice. Payment of the Exercise Price shall be made in cash (including bank check, personal check or money order payable to the Company), or, with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation shares of the Company's Common Stock already owned by Employee having a Fair Market Value equal to the full purchase price of the shares being acquired or a combination of cash and such shares.

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         9. Miscellaneous.

                  (a) In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control. To the extent there is any conflict among the provisions of this Agreement and those of the Employment Agreement, the Employment Agreement shall take precedence. To the extent there is any conflict among the provisions of this Agreement and those of the Plan, this Agreement shall take precedence.

                  (b) Neither the Plan nor this Agreement shall (i) be deemed to give any individual a right to remain an employee of the Company, (ii) restrict the right of the Company to discharge any employee, with or without cause, or (iii) be deemed to be a written contract of employment.

                  (c) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

                  (d) The Option shall not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 4(c), and, except for as provided in the Plan or this Agreement, during the Employee's lifetime the Option is exercisable only by the Employee. Notwithstanding the foregoing, Employee may transfer the Option to any Family Member, provided, however, that (i) Employee may not receive any consideration for such transfer, (ii) the Family Member must agree in writing not to make any subsequent transfers of the Option other than by will or the laws of the descent and distribution and (iii) the Company receives prior written notice of such transfer. For purposes of this Section 10(d), the definition of Family Member shall be the definition adopted by the Committee administering the Plan as of the date of the attempted transfer of the Option.

                  (e) If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, dividend or other distribution, stock split or other similar corporate transaction or event of the Company, appropriate adjustments shall be made by the Company in the number and type of shares (or other securities or other property) and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the Option rights granted hereunder; provided, however, that the number of shares subject to the Option shall always be a whole number.

                  (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's Common Stock as will be sufficient to satisfy the requirements of this agreement.

                  (g) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

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(h)      The Company, in its sole and absolute discretion, may allow Employee to satisfy Employee's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of the Option with a Fair Market Value equal to such taxes, in accordance with such rules.




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